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                                                                   EXHIBIT 21.1

GEOLOGISTICS CORPORATION

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
                                                                             STATE OR JURISDICTION            %
                                                                                OF INCORPORATION        OF OWNERSHIP
                                                                            ------------------------  -----------------
- ILLCAN, Inc.............................................................  Delaware                            100%
  - GeoLogistics Co. .....................................................  Canada                               50%
    - Trans Navigation, Inc...............................................  Canada                              100%
    - Ultra Warehousing, Inc..............................................  Canada                              100%
    - Geologistics International Finance Ltd. ............................  Ireland                             100%
- ILLSCOT, Inc............................................................  Delaware                            100%
  - GeoLogistics Co.......................................................  Canada                               50%
- Geologistics Americas, Inc..............................................  Delaware                            100%
    - LEP Fairs, Inc......................................................  Georgia                             100%
    - Air Freight Consolidators International, Inc........................  New York                            100%
      - The Bekins Company................................................  Delaware                            100%
- Bekins Van Lines Company................................................  Nebraska                            100%
      - Bekins Heritage Transport, Inc....................................  Illinois                            100%
      - Bekins Liberty Forwarders, Inc....................................  Illinois                            100%
      - Bekins Independence Forwarders, Inc...............................  Illinois                            100%
      - The Primary Source for Transportation, Inc........................  Illinois                            100%
      - Bekins Worldwide Solutions Inc....................................  Delaware                            100%
      - GeoLogistics Services, Inc. (Matrix)..............................  Delaware                            100%
          - Seabridge Container Lines.....................................  Delaware                            100%
          - Bay Area Matrix, Inc..........................................  Delaware                            100%
          - L.A. Matrix, Inc..............................................  Delaware                            100%
          - Southwest Matrix, Inc.........................................  Delaware                            100%
          - Matrix CT Inc.................................................  Delaware                            100%
- LIW Holdings Corp.......................................................  Delaware                            100%
  - LEP International Worldwide Limited...................................  UK                                  100%
    - GeoLogistics A/S ...................................................  Denmark                             100%
    - Geologistics International Holdings Ltd.............................  UK                                  100%
      - Geologistics Holdings Bermuda Ltd.................................  Bermuda                             100%
        - ACI Trading (Far East) Ltd......................................  Hong Kong                            50%
      - Geologistics International (Asia/Pacific) Ltd. (BVI)..............  British Virgin Islands              100%
        - ACI Trading (Far East) Ltd......................................  Hong Kong                            50%
        - Geologistics (China) Ltd........................................  Hong Kong                           100%
        - GeoLogistics Ltd. ..............................................  Taiwan                              100%
        - GeoLogistics Ltd. ..............................................  Japan                               100%
        - GeoLogistics Ltd. ..............................................  Malaysia                            100%
        - Geologistics (Malaysia) Sdn Bnd ................................  Malaysia                            100%
        - LEP International NV............................................  Neth. Antilles                      100%
        - GeoLogistics Inc. ..............................................  Philippines                          90%
          - GeoLogistics (Subic) Inc......................................  Philippines                         100%
        - GeoLogistics Ltd. ..............................................  Hong Kong                           100%
        - GeoLogistics (Thailand) Co. Ltd.................................  Thailand                             51%
        - GeoLogistics Pte Ltd. 90%.......................................  Singapore                            90%
        - PT LEP Internasional Indonesia Perdana..........................  Indonesia                            65%
        - LEP Ltd.........................................................  New Zealand                         100%
          - LEP International (NZ) Ltd....................................  New Zealand                          25%
            - LEP International (PTY) Ltd.................................  Australia                           100%

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
                                                                             STATE OR JURISDICTION            %
                                                                                OF INCORPORATION        OF OWNERSHIP
                                                                            ------------------------  -----------------
        - GeoLogistics Ltd................................................  India                               100%
    - GeoLogistics International Management Ltd...........................  UK                                  100%
    - Spectre Anstalt.....................................................  Lichtenstein                        100%
    - ECT Transport Ltd...................................................  Hong Kong                           100%
  - LEP European Holding BV...............................................  Netherlands                         100%
    - Telmidas AMS BV Netherlands.........................................  Netherlands                         100%
      - GeoLogistics BV...................................................  Netherlands                         100%
      - GeoLogistics NV...................................................  Belgium                             100%
      - GeoLogistics SA...................................................  France                              100%
      - LEP Shipping AG...................................................  Switzerland                         100%
      - LEP Holdings GmbH.................................................  Germany                             100%
          - Geologistics GmbH.............................................  Germany                             100%
          - Geologistics Lassen GmbH......................................  Germany                             100%
      - GeoLogistics SpA..................................................  Italy                                76%
      - Lassen Transportes Lda. Portugal..................................  Portugal                            100%
      - AB GeoLogistics...................................................  Sweden                              100%
      - GeoLogistics SA...................................................  Spain                               100%
  - GeoLogistics Ltd......................................................  UK                                  100%
    - GeoLogistics Ltd....................................................  Ireland                             100%
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